                                   EXHIBIT 2.

                AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
            (Sometimes referred to as "Public Transaction Agreement")

     THIS AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (this "Merger
Agreement") is made as of January 23, 2006 by and between General Devices, Inc., a Delaware corporation ("GDI"), its two wholly-owned subsidiaries GD MergerSub,
Inc., a Delaware corporation ("MergerSubI") and GD MergerSub II, Inc., a
Delaware corporation ("MergerSubII"), and Aduromed Corporation, a Delaware
corporation ("Aduromed"). GDI, MergerSubI, MergerSubII and Aduromed are
hereinafter sometimes collectively referred to as the "Constituent
Corporations."

                                    RECITALS

     A. GDI, Aduromed and MergerSubI have heretofore entered into that certain
Agreement and Plan of Merger, dated December 7, 2005 (the "Original Merger
Agreement"), pursuant to which MergerSubI had agreed to merge with and into
Aduromed, the outstanding common and series A preferred stock of Aduromed would be converted, respectively, into shares of Common Stock (par value $0.001 per share) and Series A Preferred Stock (par value $0.0001 per share) of GDI and
Aduromed would become the wholly-owned subsidiary of GDI.

     B. GDI was incorporated in New Jersey in 1953 and was reorganized as a
Delaware corporation in September, 2000. Its current authorized capital stock consists of (1) 100,000,000 shares of Common Stock (par value $0.0001 per share;
the "Common Stock") and (2) 40,000,000 shares of Preferred Stock (par value
$0.0001 per share; the "Preferred Stock"), of which 1,259,585 shares of its
Common Stock are issued and outstanding after the application of a one-for-five reverse split of the GDI common stock, 6,263,701 shares of its Preferred Stock have been designated Series A Preferred Stock, and 15,780,159 shares of it
Preferred Stock have been designated Series B Preferred Stock. None of GDI's
Preferred Stock is issued or outstanding.

     C. MergerSubI was incorporated in the State of Delaware in December 2001.
Its authorized capital consists of 1,000 shares of common stock (par value of
$0.01 per share) of which 100 shares are issued and outstanding.

     D. MergerSubII was incorporated in the State of Delaware on January 17 ,
2006. Its authorized capital consists of 1,000 shares of common stock (par value of $0.01 per share) of which 1000 shares are issued and outstanding.

     E. Aduromed was formed as a limited liability company in 1997 and was reorganized as a Delaware corporation in August, 2002. Its authorized capital stock consists of (1) 50,000,000 shares of common stock (par value $0.01 per share; "Aduromed Common Stock") and (2) 20,000,000 shares of preferred stock
(par value $0.01 per share), of which 10,585,600 shares of its common stock are issued and outstanding and 3,489,527 shares of a designated series A preferred stock ("Aduromed Series A Preferred") are issued and outstanding.

     F. The Board of Directors of GDI seeks the acquisition of an operating business through merger or similar business combination so as to maximize its shareholder value; and the Board of Directors of Aduromed now seeks a public company with which to merge in connection with its being financed by a group of investors pursuant to a Securities Purchase Agreement with such investors, dated as of September 30, 2005, as amended and restated by an Amended and Restated
Securities Purchase Agreement, dated as of January 23, 2006.

     G. The respective Boards of Directors of the Constituent Corporations deem a merger of Aduromed with MergerSubII to be advantageous to their respective shareholders, upon the terms and subject to the conditions set forth in this
Merger Agreement; and

     H. The Board of Directors of each of the Constituent Corporations has approved this Merger Agreement.

     I. GDI, as the sole stockholder of MergerSubII, has approved this
Agreement, and no approval by the stockholders of GDI is required to approve the
Agreement.

     J. At a special meeting of shareholders of Aduromed held on January 5,
2006, a majority of the holders of the outstanding shares of Aduromed common stock and

                                        2

a majority of the holders of the outstanding shares of Aduromed series A preferred approved the Merger.

     NOW THEREFORE, the parties do hereby adopt the plan of reorganization set forth in this Merger Agreement and do hereby agree that Aduromed shall merge with MergerSubII in the manner, upon the terms and subject to the conditions set forth below:

     1. MERGER AND EFFECTIVE TIME. At the Effective Time (as defined below),
MergerSubII shall be merged with and into Aduromed (the "Merger") and Aduromed shall be the surviving corporation of the Merger (the "Surviving Corporation").
The Merger shall become effective upon the close of business on the later of (i)
the date which shall be ten (10) days after the filing with the SEC and mailing to the stockholders of GDI of a definitive information statement pursuant to SEC
Rule 14(f) describing the change in control of the Board of Directors of GDI
(the Information Statement") and (ii) the date when the Certificate of Merger shall have been executed in accordance with '103 of the Delaware General
Corporation Law ("DGCL") and filed with the Department of State, Division of
Corporations of the office of the Delaware Secretary of State pursuant to '251 of the DGCL reflecting the Merger (the "Effective Time").

     2. EFFECT OF MERGER. At the Effective Time the separate corporate existence of MergerSubII shall cease; the corporate identity, existence, powers, rights and immunities of Aduromed as the Surviving Corporation shall continue unimpaired by the Merger; and Aduromed shall succeed to and shall possess all the assets, properties, rights, privileges, powers, franchises, immunities and purposes of MergerSubII, and be subject to, and deemed to have assumed, all the debts, liabilities, obligations, restrictions and duties of MergerSubII, all without further act of deed.

     3. GOVERNING DOCUMENTS. (a) Certificate of Merger. At the Effective Time, a
Certificate of Merger substantially in form attached as EXHIBIT A hereto, shall be filed with the Department of State, Division of Corporations of the office of the Delaware Secretary of State.

                                        3

(b) By-Laws. At the Effective Time, the By-Laws of Aduromed shall remain as the bylaws of the Surviving Corporation.

(c) Designations of Series A and Series B Preferred Stock. Prior to the
Effective Time GDI shall have executed and filed in accordance with '103 of the DGCL with the Department of State, Division of Corporations of the office of the Delaware Secretary of State (i) a Certificate of Designations setting forth resolutions of its Board of Directors establishing 6,263,702 of its Preferred
Stock as Series A Preferred Stock (par value $0.0001 per share; the "Series A
Preferred") in substantially the form attached as EXHIBIT B hereto and (ii) a
Certificate of Designations setting forth resolutions of its Board of Directors establishing 15,780,160 shares of its Preferred Stock as Series B Preferred
Stock (par value $0.0001 per share; the "Series B Preferred") in substantially the form attached as EXHIBIT C hereto.

     4. DIRECTORS AND OFFICERS. At the Effective Time, the directors and officers of Aduromed shall remain as the officers and directors of the Surviving
Corporation. The officers and directors of GDI shall be as set forth in the
Information Statement.

     5. CONVERSION OF SHARES. Subject to the terms and conditions of this
Agreement, as at the Effective Time, (i) each share of Aduromed Common Stock immediately prior thereto shall be automatically changed and converted into
1.795 fully-paid and nonassessable, issued and outstanding shares of the Common
Stock of GDI; (ii) each share of Aduromed Series A Preferred immediately prior thereto shall be automatically changed and converted into 1.795 fully-paid and nonassessable, issued and outstanding shares of Series A Preferred of GDI; and
all outstanding shares of the common stock of MergerSubII shall be automatically changed and converted into 100

                                        4

shares of the common stock of Aduromed. All fractional shares issuable as to both the shares of Common and Series A Preferred of GDI shall be "rounded up" to a full share.

     6. CANCELLATION OF SHARES OF ADUROMED. At the Effective Time, all of the
previously issued and outstanding shares of both the Aduromed Common Stock and the Aduromed Series A Preferred immediately prior to the Effective Time shall be automatically retired and cancelled.

     7. STOCK CERTIFICATES. At and after the Effective Time, all of the outstanding certificates that, prior to that date, represented shares of
Aduromed Common Stock shall be deemed for all purposes to evidence ownership of and to represent the number of shares of GDI into which such shares of Aduromed
Common Stock are to be converted as provided herein; and all outstanding certificates that, prior to that date, represented shares of MergerSubII common stock shall be deemed for all purposes to evidence ownership of and to represent the same number of shares of the Common Stock of Aduromed. At and after the
Effective Time, all of the outstanding certificates that, prior to that date, represented shares of Aduromed Series A Preferred shall be deemed for all purposes to evidence ownership of and to represent the number of shares of the series of GDI's into which such shares are to be converted as provided herein.
The registered owner on the books and records of Aduromed of any such outstanding share certificates for Aduromed Common or Series A Preferred shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to GDI, as the Surviving Corporation, or to its transfer agent, shall be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distribution upon, the shares of the

                                        5

Surviving Corporation's Common Stock and Series A Preferred, evidenced by such outstanding certificate as above provided.

     8. CONVERSION OF OPTIONS AND WARRANTS. (a) At the Effective Time, all
outstanding and unexercised portions of all options and warrants to purchase a share of Common Stock of Aduromed shall become options and warrants, respectively, to purchase 1.795 shares of Common Stock of GDI, all outstanding and unexercised portions of all options and warrants to purchase a share of
Aduromed Series A Preferred, if any, shall become options and warrants to purchase 1.795 shares of the Preferred Stock of the same series; and such resulting options and warrants shall be, except as to fractional shares
(referred to in PARAGRAPH 8(B) below) and exercise prices (which shall be reduced by a factor of 1.795 per share), be upon the same terms and conditions as to vesting (with credit for time of employment with Aduromed), exercisability and all other material terms and conditions as the options and warrants originally granted or issued.

     (b) Fractional Shares. Upon the exercise of any option or warrant assumed by the Surviving Corporation as provided in PARAGRAPH 8(A) above, cash shall be paid by the Surviving Corporation for any fractional share issuable upon exercise of the option or warrant equal in each instance to the fair market value per share upon exercise thereof multiplied by the applicable fraction less the unpaid exercise price per share for such fraction.

     9. FURTHER ASSURANCES. From time to time, as and when required by the
Surviving Corporation or by its successors or assigns, GDI shall execute and deliver, and on behalf of MergerSubI, and MergerSubII shall execute and deliver, such deeds,

                                        6

assignments and other instruments, and shall take or cause to be taken all such further action as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets rights privileges, immunities, powers, franchises and authority of Aduromed, and otherwise to carry out the purposes of this Merger Agreement. The officers and directors of the
Surviving Corporation are fully authorized in the name of and on behalf of GDI,
MergerSubI and MergerSubII, or otherwise, to take any and all such actions and to execute and deliver any and all such deeds and other instruments as may be necessary or appropriate to accomplish the foregoing.

     10. CONDITION. The consummation of the Merger is subject to (i) the approval of this Merger Agreement and the Merger contemplated hereby, by (A) a majority of the holders of shares of the Aduromed Common Stock and a majority of the holders of shares of the Aduromed Series A Preferred Stock and (B) the holder of the shares of common stock of MergerSubII prior to the Effective Time and (ii) compliance with all federal securities law requirements.

     11. ABANDONMENT. At any time before the Effective Time, this Merger
Agreement may be terminated by mutual agreement of the respective Boards of
Directors of the Constituent Corporations, notwithstanding approval of this
Merger Agreement by the Boards of Directors and shareholders of the Constituent
Corporations.

     12. AMENDMENT. At any time prior to the Effective Time, this Merger
Agreement may be amended, modified or supplemented by unanimous agreement of the respective Boards of Directors of the Constituent Corporations, notwithstanding approval

                                        7

of this Merger Agreement by their shareholders; provided, however, that such amendment, modification or supplement shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or upon conversion of any share of any class or series of stock of
Aduromed; (ii) alter or change any of the terms of the Certificate of
Incorporation of the Surviving Corporation to be effected by the Merger; or
(iii) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any share of any class or series of either of the Constituent Corporations.

     13. TAX-FREE REORGANIZATION. The Merger is intended to be a tax-free plan of reorganization within the meaning of Section 368(a)(1)(A) of the Internal
Revenue Code, as presently amended.

     14. GOVERNING LAW. This Agreement shall be governed by and construed under the internal laws of the State of Delaware without reference to the principles of conflicts of law or choice of laws.

     15. COUNTERPARTS FACSIMILE SIGNATURES. In order to facilitate the filing and recording of this Merger Agreement, it may be executed in any number of counterparts, each of which shall be deemed to be an original. The execution of this Agreement may be effected by means of facsimile signatures on counterpart copies exchanged between counsel to the parties with the original documents to follow via overnight delivery.

                                        8

     16. ASSIGNMENT AND ASSUMPTION. MergerSubI does hereby assign all its rights in and under the Original Merger Agreement to MergerSubII; and MergerSubII does hereby assume the obligations of MergerSubI thereunder.

                             ***SIGNATURES FOLLOW***

                                        9

     IN WITNESS WHEREOF, this Merger Agreement is hereby executed on behalf of each of the Constituent Corporations and attested by their respective officer hereunto duly authorized.

ADUROMED CORPORATION                    GENERAL DEVICES, INC.

By: /s/ Damien R. Tanaka                By: /s/ Kevin Halter, Jr.
    ---------------------------------       ------------------------------------
Damien R. Tanaka, President             Kevin Halter, Jr., Pres.

GD MERGERSUB, INC.                      GD MERGERSUB II, INC.

By: Kevin Halter, Jr.                   By: /s/ Kevin Halter, Jr.
    ---------------------------------       ------------------------------------
Kevin Halter, Jr.                       Kevin Halter, Jr.

                                       10

EXHIBITS:

Exhibit A - para. 3. Certificate of Merger

Exhibit B - para. 3. Certificate of Designations - GDI Series A Preferred

Exhibit C- para. 3. Certificate of Designations - GDI Series B Preferred

                                       11

     (EXHIBIT A TO EX. 2. AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER)

                              CERTIFICATE OF MERGER
                                       OF
                              GD MERGERSUB II, INC.
                            (A DELAWARE CORPORATION)
                                  WITH AND INTO
                              ADUROMED CORPORATION
                            (A DELAWARE CORPORATION)
--------------------------------------------------------------------------------

     The undersigned corporation,

     DOES HEREBY CERTIFY:

     FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

                          NAME           STATE OF INCORPORATION
                 ---------------------   ----------------------
                 GD MergerSub II, Inc.          Delaware
                 Aduromed Corporation           Delaware

     SECOND: That an Agreement and Plan of Merger, dated as of December 7, 2005, as amended by an Amended and Restated Agreement and Plan of Merger, dated as of
January 20, 2006, (collectively, the "Merger Agreement") providing for the merger (the "Merger") of GD MergerSub II, Inc. with and into Aduromed
Corporation has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of
Section 251 of the General Corporation Law of Delaware.

     THIRD: That the name of the surviving corporation is Aduromed Corporation.

     FOURTH: That the executed Merger Agreement is on file at the principal office of Aduromed Corporation, the address of which is 153 Greenwood Avenue,
Suite 11-13, Bethel, Connecticut 06801.

     FIFTH: That a copy of the Merger Agreement will be furnished by Aduromed
Corporation as the surviving corporation, on request and without cost, to any stockholder of either constituent corporation.

     SIXTH: That the certificate of incorporation of the surviving corporation shall be its certificate of incorporation.

     SEVENTH: The merger of the constituent corporations shall be effective upon the filing of this Certificate of Merger.

Dated: January 23, 2006

                                        Aduromed Corporation

                                        By: /s/ Damien R. Tanaka
                                            ------------------------------------
                                        Name: Damien R. Tanaka
                                        Title: President

      (EXHIBIT B TO EX. 2. AMENDED & RESTATED AGREEMENT AND PLAN OF MERGER)
             CERTIFICATE OF DESIGNATIONS OF SERIES A PREFERRED STOCK

                              GENERAL DEVICES, INC.
             CERTIFICATE OF DESIGNATIONS OF SERIES A PREFERRED STOCK

          General Devices, Inc., a Delaware company (the "Company"), hereby certifies that the following resolution has been duly adopted by the board of directors of the Company:

          RESOLVED, that pursuant to the authority granted to and vested in the board of directors of the Company (the "Board") by the provisions of the certificate of in Company of the Company, there is created a series of preferred stock, par value $0.0001 per share, and that the voting powers, designation and number of shares thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

     1. Designation and Number; Rank; Prohibited Payments.

          (a) The shares of this series shall be designated as Series A
     Preferred Stock. The number of shares initially constituting the Series A
     Preferred Stock shall be 6,263,702 which number may, subject to any consent right of the holders of any capital stock of the Company, be increased or decreased by the Board; provided, however, that such number may not be decreased below the number of the then outstanding shares of Series A
     Preferred Stock.

          (b) The Series A Preferred Stock shall, with respect to dividend rights and rights upon liquidation, dissolution or winding up, rank:

               (i) junior to all classes and series of any hereafter authorized capital stock of the Company ranking senior (as to dividend rights, redemption rights and rights upon liquidation, dissolution or winding
          up) to the Series A Preferred Stock ("Senior Stock");

               (ii) pari passu with all classes and series of any now or
          hereafter authorized capital stock of the Company ranking on a par (as to dividend rights, redemption rights and rights upon liquidation, dissolution or winding up) with the Series A Preferred Stock ("Parity
          Stock"), including, but not limited to, the Company's Series B
          Preferred Stock (the "Series B Preferred Stock"); and

               (iii) senior to all classes and series of any now or hereafter authorized capital stock of the Company ranking junior (as to dividend rights, redemption rights and rights upon liquidation, dissolution or winding up) to the Series A Preferred Stock, including, without limitation, any class of the Company's common stock, par value $0.0001 per share ("Common Stock") (such classes and series are referred to as
          "Junior Stock").

     2. Dividends.

          (a) The holders of shares of Series A Preferred Stock shall be entitled to receive preferential dividends at an annual rate equal to six percent (6%) per annum times the Original Issue Price (as defined below)
     for each share of Series A Preferred Stock held by such holders, and such dividends shall be payable in cash to the holders of record at the close of business on each March 15 and September 15 of each year. Dividends on shares of the Series A Preferred Stock shall accumulate on a daily basis from the date on which such shares are issued and, to the extent they are not paid in cash when due, shall compound on a semi-annual basis on each
     March 15 and September 15 of each year, whether or not the Company has earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared.

          (b) Upon conversion of any share of Series A Preferred Stock into
     Common Stock pursuant to Section 4, the holder of such Series A Preferred
     Stock shall be entitled to receive payment of all accrued and unpaid dividends thereon, at the option of the holder thereof, (i) in cash or (ii)
     in the form of such number of additional shares of Common Stock equal to
     (x) the amount of such accrued and unpaid dividends, divided by (y) the then applicable Series A Conversion Price.

          (c) In no event may any dividends be paid on the Series A Preferred
     Stock unless, at the time of such payment, any and all dividends then accrued and payable on the shares of any Senior Stock shall have been paid in full. If dividends are paid on the shares of Series A Preferred Stock and shares of Parity Stock in an amount less than the total amount of such dividends at the time accrued and payable on all of such shares, such dividends shall be allocated pro rata (in proportion to the respective amounts due with respect thereto) among all such shares of Series A
     Preferred Stock and shares of Parity Stock at the time outstanding based on the amount of dividends then due with respect to each such share. In no event may any dividends be paid on any Junior Stock unless, at the time of such payment, any and all dividends then accrued and payable on the shares of the Series A Preferred Stock have been paid in full.

     3. Preference on Liquidation.

          (a) Upon the liquidation or dissolution of the Company ("Liquidation
     Event"), the holders of Series A Preferred Stock shall be entitled to receive out of the Company's assets, for each share of Series A Preferred
     Stock outstanding at the time thereof, distributions in the amount of
     $0.31755 (subject to adjustment from time to time as a result of a stock split, stock combination or any other similar event affecting the outstanding number of shares of Series A Preferred Stock) (as adjusted from time to time, the "Original Issue Price") plus an amount equal to all accumulated but unpaid dividends thereon, whether or not declared (the
     Original Issue Price together with such dividends, the "Liquidation
     Preference").

          (b) Distributions of the Company's cash, securities and other assets pursuant to this Section 3 shall be made to the holders of shares of Series
     A Preferred Stock and all other Parity Stock in proportion to the total amounts to which the holders of all shares of Series A Preferred Stock and all other Parity Stock are entitled upon a Liquidation Event.

          (c) No payment or distribution shall be made in respect of any shares of Series A Preferred Stock pursuant to Section 3(a) unless, at the time of such distribution, all amounts due in respect of any shares of Senior Stock have been paid in full.

          (d) No payment or distribution shall be made in respect of any shares of Junior Stock unless, at the time of such distribution, the holders of shares of Series A Preferred Stock shall have received the Liquidation
     Preference with respect to each share.

          (e) Upon the payment in full of all amounts due to a holder of Series
     A Preferred Stock pursuant to this Section 3, such holder shall not be entitled to any further participation in the assets of the Company.

     4. Conversion.

          4.1 Right to Convert.

          (a) Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof upon exercise in accordance with Section
     4.1(b), without the payment of additional consideration, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price by the Series A Conversion Price (as
     defined below) in effect at the time of conversion. The "Series A
     Conversion Price" shall initially be equal to $0.31755. Such initial Series
     A Conversion Price, and the rate at which shares of Series A Preferred
     Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

          (b) A record holder of shares of Series A Preferred Stock may effect the optional conversion thereof in accordance with Section 4.1(a) by making a written demand for such conversion (a "Series A Conversion Demand") upon the Company at its principal executive offices that sets forth (i) the number of shares of Series A Preferred Stock to be converted; and (ii) the proposed date of such conversion, which shall be a Business Day not less than 5 Business Days after the date of such Series A Conversion Demand (the
     "Series A Conversion Date"). The Series A Conversion Demand shall be accompanied by the certificate representing such shares or, if such certificate has been lost or stolen, a lost stock certificate affidavit and indemnification agreement in form and substance satisfactory to the Company and, if the Company shall so request, evidence that such holder shall have posted a bond satisfactory to the Company. As soon as practicable after the
     Series A Conversion Date, the Company shall issue and deliver to such holder a certificate for the number of shares of Common Stock issuable upon such conversion in accordance with the provisions hereof (rounded down to the nearest whole share). Upon surrender of a certificate representing
     Series A Preferred Stock to be converted in part, the Company shall after the Series A Conversion Date issue a certificate representing the number of full shares of Series A Preferred Stock not so converted.

          (c) All outstanding shares of Series A Preferred Stock to be converted pursuant to the Series A Conversion Demand shall, on the Series A
     Conversion Date, be

     converted into Common Stock for all purposes. On and after the Series A
     Conversion Date, (i) no such shares of Series A Preferred Stock shall be deemed to be outstanding or be transferable on the books of the Company or the stock transfer agent, if any, for such shares of Series A Preferred
     Stock, and (ii) the holder of such shares, as such, shall not be entitled to receive any dividends or other distributions, to receive notices or to vote such shares or to exercise or to enjoy any other powers, preferences or rights in respect thereof, other than the right, upon surrender of the certificate representing such shares, to receive a certificate for the number of shares of Common Stock into which such shares shall have been converted.

          4.2 Adjustments to Series A Conversion Price.

          (a) Definitions. For the purposes of this Section 4, the following terms shall have the following meanings ascribed thereto:

               (i) "Additional Shares of Common Stock" shall mean all shares of
          Common Stock issued (or deemed to be issued pursuant to clause (b)
          below) by the Company after the Initial Issuance Date, but shall not include up to 4,211,799 shares of Common Stock issuable upon exercise of options granted by the Company pursuant to a statutory employee option plan approved in accordance with Section 7 below.

               (ii) "Convertible Securities" shall mean any evidences of
          indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding
          Options.

               (iii) "Option" shall mean rights, options or warrants to
          subscribe for, purchase or otherwise acquire Common Stock or
          Convertible Securities, but shall not include options to purchase up to 4,211,799 shares of Common Stock granted by the Company pursuant to any statutory employee option plan approved in accordance with Section
          7 below.

          (b) Deemed Issue of Additional Shares of Common Stock.

               (i) If the Company at any time or from time to time after the date of the initial issuance of shares of Series A Preferred Stock
          (the "Initial Issuance Date") shall issue any Options or Convertible
          Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or
          Convertible Securities, then the maximum number of shares of Common
          Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

               (ii) If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Series A Conversion
          Price pursuant to the terms of Section 4.2(c) below, are revised
          (either automatically pursuant to the provisions contained therein or as a result of an amendment to such terms) to provide for either (1)
          any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Company upon such exercise, conversion or exchange, then, effective upon such increase or decrease becoming effective, the Series A Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such
          Series A Conversion Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no adjustment pursuant to this clause (ii) shall have the effect of increasing the
          Series A Conversion Price to an amount which exceeds the lower of (i)
          the Series A Conversion Price on the original adjustment date, or (ii)
          the Series A Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

               (iii) If the terms of any Option or Convertible Security, the issuance of which did not result in an adjustment to the Series A
          Conversion Price pursuant to the terms of Section 4.2(c) below (either because the consideration per share of the Additional Shares of Common
          Stock subject thereto was equal to or greater than the Series A
          Conversion Price then in effect, or because such Option or Convertible
          Security was issued before the Initial Issuance Date), are revised after the Initial Issuance Date (either automatically pursuant to the provisions contained therein or as a result of an amendment to such terms) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or
          (2) any increase or decrease in the consideration payable to the
          Company upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended, and the Additional Shares of
          Common Stock subject thereto shall be deemed to have been issued effective upon such increase or decrease becoming effective.

               (iv) Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security which resulted
          (either upon its original issuance or upon a revision of its terms) in an adjustment to the Series A Conversion Price pursuant to the terms of Section 4.2(c) below, the Series A Conversion Price shall be readjusted to such Series A Conversion Price as would have obtained had such Option or Convertible Security never been issued.

          (c) Adjustment of Series A Conversion Price Upon Issuance of
     Additional Shares of Common Stock. In the event the Company shall at any time after the Initial Issuance Date issue Additional Shares of Common
     Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 4.2(b)), without consideration or

     for a consideration per share less than the applicable Series A Conversion
     Price in effect immediately prior to such issue, then the Series A
     Conversion Price shall be reduced, concurrently with such issue, to a price
     (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

               CP(2) = CP(1) * (A + B) / (A + C)

          For purposes of the foregoing formula, the following definitions shall apply:

               (A)  "CP(2)" shall mean the Series A Conversion Price in effect immediately after such issue of Additional Shares of Common
                    Stock;

               (B)  "CP(1)" shall mean the Series A Conversion Price in effect immediately prior to such issue of Additional Shares of
                    Common Stock;

               (C)  "A" shall mean the number of shares of Common Stock
                    outstanding and deemed outstanding immediately prior to such issue of Additional Shares of Common Stock (treating for
                    this purpose as outstanding all shares of Common Stock
                    issuable upon exercise of Options outstanding immediately
                    prior to such issue or upon conversion of Convertible
                    Securities (including the Series A Preferred Stock)
                    outstanding immediately prior to such issue);

               (D)  "B" shall mean the number of shares of Common Stock that would have been issued if such Additional Shares of Common
                    Stock had been issued at a price per share equal to CP(1)
                    (determined by dividing the aggregate consideration received by the Company in respect of such issue by CP(1)); and

               (E)  "C" shall mean the number of such Additional Shares of
                    Common Stock issued in such transaction.

          (d) Determination of Consideration. For purposes of this Section 4.2, the consideration received by the Company for the issue of any Additional
     Shares of Common Stock shall be computed as follows:

               (i) Cash and Property: Such consideration shall:

                    (A)  insofar as it consists of cash, be computed at the
                         aggregate amount of cash received by the Company,
                         excluding amounts paid or payable for accrued interest;

                    (B)  insofar as it consists of property other than cash, be computed at the fair market value thereof at the time
                         of such issue, as determined in good faith by the
                         Board; and

                    (C)  in the event Additional Shares of Common Stock are
                         issued together with other shares or securities or
                         other assets of the Company for consideration which
                         covers both, be the proportion of such consideration so
                         received, computed as provided in clauses (I) and (II)
                         above, as determined in good faith by the Board.

               (ii) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock
          deemed to have been issued pursuant to Section 4.2(b), relating to
          Options and Convertible Securities, shall be determined by dividing:

                    (A) the total amount, if any, received or receivable by the
               Company as consideration for the issue of such Options or
               Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments
               relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration)
               payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such
               Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                    (B) the maximum number of shares of Common Stock (as set
               forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the
               conversion or exchange of such Convertible Securities.

          (e) Multiple Closing Dates. In the event the Company shall issue on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Series A Conversion Price pursuant to the terms of
     Section 4.2(c) above then, upon the final such issuance, the Series A
     Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without additional giving effect to any adjustments as a result of any subsequent issuances within such period).

          (f) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the Initial Issuance Date effect a subdivision of the outstanding Common Stock without a comparable subdivision of the Series A Preferred Stock or combine the outstanding shares of Series A Preferred Stock without a comparable combination of the
     Common Stock, the Series A Conversion Price in effect immediately before that subdivision or combination shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Company shall at any time or from time to time

     after the Initial Issuance Date combine the outstanding shares of Common
     Stock without a comparable combination of the Series A Preferred Stock or effect a subdivision of the outstanding shares of Series A Preferred Stock without a comparable subdivision of the Common Stock, the Series A
     Conversion Price in effect immediately before the combination or subdivision shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

          4.3 Adjustment for Certain Dividends and Distributions. In the event the Company at any time or from time to time after the Initial Issuance
     Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Common Stock in additional shares of Common
     Stock, then and in each such event the Series A Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series A
     Conversion Price then in effect by a fraction:

               (a) the numerator of which shall be the total number of shares of
          Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

               (b) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

     provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions; and
     provided further, however, that no such adjustment shall be made if the holders of Series A Preferred Stock simultaneously receive (i) a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series A Preferred Stock had been converted into
     Common Stock on the date of such event or (ii) a dividend or other distribution of shares of Series A Preferred Stock which are convertible, as of the date of such event, into such number of shares of Common Stock as is equal to the number of additional shares of Common Stock being issued with respect to each share of Common Stock in such dividend or distribution.

          4.4 Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Initial Issuance
     Date shall make or issue, or fix a record date for the determination of holders of capital stock of the

     Company entitled to receive, a dividend or other distribution payable in securities of the Company (other than a distribution of shares of Common
     Stock in respect of outstanding shares of Common Stock) or in other property, then and in each such event the holders of Series A Preferred
     Stock shall receive, simultaneously with the distribution to the holders of such capital stock, a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding shares of Series A
     Preferred Stock had been converted into Common Stock on the date of such event.

          4.5 Adjustment for Merger or Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Common Stock (but not the Series
     A Preferred Stock) is converted into or exchanged for securities, cash or other property (other than a transaction covered by Sections 4.3 or 4.4), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series A Preferred
     Stock shall thereafter be convertible in lieu of the Common Stock into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Company issuable upon conversion of one share of
     Series A Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions in this Section 4 with respect to the rights and interests thereafter of the holders of the Series A
     Preferred Stock, to the end that the provisions set forth in this Section 4
     (including provisions with respect to changes in and other adjustments of the Series A Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series A Preferred Stock.

          4.6 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to this Section 4, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than 10 days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Series A Preferred Stock is convertible) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of any holder of Series A
     Preferred Stock (but in any event not later than 10 days thereafter), furnish or cause to be furnished to such holder a certificate setting forth
     (i) the Series A Conversion Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of Series A
     Preferred Stock.

          4.7 Notice of Record Date. In the event:

          (a) the Company shall take a record of the holders of its Common Stock
     (or other stock or securities at the time issuable upon conversion of the
     Series A Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, or any Deemed Liquidation Event; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

     then, and in each such case, the Company will send or cause to be sent to the holders of the Series A Preferred Stock a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or
     (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time issuable upon the conversion of the Series A Preferred Stock)
     shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Series A Preferred Stock and the Common Stock. Such notice shall be sent at least 10 days prior to the record date or effective date for the event specified in such notice. Any notice required by the provisions hereof to be given to a holder of shares of Preferred Stock shall be deemed sent to such holder if deposited in the
     United States mail, postage prepaid, and addressed to such holder at his, her or its address appearing on the books of the Company.

          4.8 Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any shares of
     Series A Preferred Stock. Any fractional interest in a share of Common
     Stock resulting from conversion of one or more shares of Series A Preferred
     Stock shall be paid in cash (computed to the nearest cent) equal to such fraction equal to the fair market value of a share of Common Stock as of the date of such conversion, as reasonably determined by the Company.

          4.9 Reserved Common Stock. The Company will at all times when any shares of Series A Preferred Stock are outstanding, reserve and keep available out of its authorized but unissued stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock.

          4.10 Provisional Conversion at the Option of the Corporation.

          (a) The Company may, at its option, cause the conversion of all, but not less than all, of the shares of the Series A Preferred Stock then outstanding into such number

     of fully paid and nonassessable shares of Common Stock, per share of Series
     A Preferred Stock so converted, as is determined by dividing the Original
     Issue Price by the Series A Conversion Price in effect at the time of conversion, if (x) the Closing Price (as defined below) of the Common Stock has exceeded 400% of the then effective Series A Conversion Price for at least 20 Trading Days (as defined below) within a period of 30 consecutive
     Trading Days ending on the Trading Day prior to the date on which the
     Company notifies the holders of the Series A Preferred Stock (pursuant to
     Section 4.10(b) below) that it is exercising its option to cause the conversion of the Series A Preferred Stock pursuant to this Section 4.10
     (the "Provisional Conversion Notice Date") and (y) the actual average daily trading volume of the Common Stock, on the Over-The-Counter Bulletin Board
     or any other stock quotation system or exchange upon which the Common Stock is listed, during the 30 consecutive Trading Day period referred to in clause (x) above is at least 100,000 shares of Common Stock (subject to adjustment from time to time as a result of a stock split, stock combination or any other similar event affecting the outstanding number of shares of Common Stock).

          (b) In order for the Company to exercise its rights to cause the conversion of all of the Series A Preferred Stock pursuant to this Section
     4.10, a written notice (the "Provisional Conversion Notice") shall be sent by or on behalf of the Company, by first class mail, postage prepaid, to the holders of record of the Series A Preferred Stock as they appear on the stock register of the Company on the Provisional Conversion Notice Date
     notifying such holders of the election of the Company to cause the conversion of all of the Series A Preferred Stock and of the Provisional
     Conversion Date (as defined below), which date shall not be less than 5 days nor be more than 10 days after the Provisional Conversion Notice Date.

          (c) If a Provisional Conversion Notice shall have been given as hereinbefore provided, then each holder of the Series A Preferred Stock shall be entitled to all preferences and relative, participating, optional and other special rights accorded by this certificate until and including the Provisional Conversion Date. From and after the Provisional Conversion
     Date, upon delivery by the Company of the Common Stock issuable upon conversion of the Series A Preferred Stock, together with payment in full of all accrued and unpaid dividends thereon as provided in Section 2(b), the Series A Preferred Stock shall no longer be deemed to be outstanding, and all rights of the holders of such Series A Preferred Stock (in their capacity as holders of Series A Preferred Stock) shall cease and terminate.

          (d) For purpose of this Section 4.10, following definitions shall apply:

               (i) "Closing Price" means, on any date of determination, the closing price (or, if no closing price is reported, the last reported sale price) per share reported by the Over-The-Counter Bulletin Board or any other stock quotation system or exchange upon which the Common
          Stock is listed.

               (ii) "Provisional Conversion Date" means the date fixed for conversion of shares of Series A Preferred Stock pursuant to this
          Section 4.10.

               (iii) "Trading Day" means a day on which the Common Stock (i) is not suspended from trading on the Over-The-Counter Bulletin Board or any other stock quotation system or exchange upon which the Common
          Stock is listed and (ii) has traded at least once on the
          Over-The-Counter Bulletin Board or any other stock quotation system or exchange upon which the Common Stock is listed.

     5. [Intentionally Omitted].

     6. Reacquired Shares. Any shares of Series A Preferred Stock converted, exchanged, redeemed, purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares of Series A Preferred Stock shall upon their cancellation become authorized but unissued shares of the Company's preferred stock, par value $0.0001 per share, and, upon the filing of an appropriate
Certificate of Designation with the Secretary of State of the State of Delaware, may be reissued as part of another class or series of the Company's preferred stock, par value $0.0001 per share, including, without limitation, Series A
Preferred Stock, all subject to the conditions or restrictions on issuance set forth herein.

     7. Voting Rights.

          (a) Each share of Series A Preferred Stock shall entitle the holder thereof to vote, in person, by proxy or at a special or annual meeting of the stockholders of the Company, on all matters voted on by holders of Common Stock, voting together as a single class with the holders of the Common Stock and all other shares entitled to vote thereon as a single class with the Common Stock.
With respect to any such matters as to which holders of the Series A Preferred
Stock shall be entitled to vote, each issued and outstanding share of Series A
Preferred Stock shall entitle the holder thereof to cast that number of votes per share as is equal to the number of shares of Common Stock issuable upon conversion thereof.

          (b) The Company shall not, without the prior affirmative vote or written consent of the Requisite Preferred Majority (as defined below):

               (i) adversely alter or change, or engage in any action that would result in any adverse alteration of or change to, the rights, preferences or privileges of the Series A Preferred Stock or the
          Series B Preferred Stock;

               (ii) increase the authorized number of shares of the Series A
          Preferred Stock or the Series B Preferred Stock;

               (iii) create, authorize, sell or issue any new class or series of the Company's capital stock or any bonds, notes or other obligations convertible into, exchangeable for or having option rights to purchase shares of such new class or series or reclassify any class or series of the Company's capital stock;

               (iv) increase the authorized number of members of the Board;

               (v) amend or repeal any provision of, or add any provision to, the Company's certificate of incorporation, certificates of designations or bylaws (in

          any such case, whether by merger, consolidation or otherwise) in a manner that adversely affects the rights of the Series A Preferred
          Stock, the Series B Preferred Stock or the holders thereof;

               (vi) pay or set aside funds for the payment of any dividends or make any distributions on any of the Company's capital stock (other than the Series A Preferred Stock or the Series B Preferred Stock);

               (vii) engage, or permit any of its subsidiaries to engage, in any transaction with an affiliate of the Company or any of its subsidiaries, or an affiliate of any such person;

               (viii) make, or permit any of its subsidiaries to make, any material change, directly or indirectly, in the nature of the
          Company's or such subsidiary's business;

               (ix) incur or become liable for, or permit any of its
          subsidiaries to incur or become liable for, through guarantees or otherwise, directly or indirectly, any indebtedness in excess of $5 million in the aggregate at any one time outstanding (calculated on a consolidated basis for the Company and its subsidiaries);

               (x) for so long as the outstanding shares of Series A Preferred
          Stock and Series B Preferred Stock shall collectively represent 5% of the outstanding shares of capital stock of the Company or any successor entity thereto (calculated on a fully diluted basis), engage, or permit any of its subsidiaries to engage, in any merger, consolidation, acquisition, recapitalization, joint venture or partnership;

               (xi) directly or indirectly dispose of all of the equity
          interests in any of its direct or indirect subsidiaries or directly or indirectly dispose of all or substantially all of the assets of the
          Company or any of its direct or indirect subsidiaries;

               (xii) authorize, approve or implement any employee option plan or similar employee equity program (it being understood that (x) the
          Company contemplates authorizing a 2005 Management Stock Option Plan providing for the issuance of options for up to 4,211,799 shares of
          Common Stock and (y) the Requisite Preferred Majority shall have the right to approve the form and substance of such 2005 Management Stock
          Option Plan pursuant to this clause (xii));

               (xiii) permit any of its subsidiaries to issue any of its capital stock or other equity securities to any person or entity other than the Company or any of the Company's wholly-owned subsidiaries or otherwise engage in any transaction, or permit any of its subsidiaries to engage in any transaction, which results in the Company ceasing to directly or indirectly own 100% of the issued and outstanding capital stock and other equity securities of Aduromed Corporation or any other direct or indirect subsidiary of the Company; or

               (xiv) enter into, or permit any of its subsidiaries to enter into, any contract or other agreement to consummate any of the foregoing.

          (c) For the purposes hereof, the term "Requisite Preferred Majority"
shall mean the holders of more than 50% of the outstanding shares of Series A
Preferred Stock and Series B Preferred Stock, voting together as a single class on an as-converted basis.

     8. No Impairment. The Company will not, through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions hereunder and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights and liquidation preferences granted hereunder of the holders of the Series A Preferred Stock against impairment.

          The Company has caused this Certificate of Designation to be signed as of this 23rd day of January, 2006.

                                             GENERAL DEVICES, INC.

                                             By: /s/ Kevin Halter, Jr.
                                                 -------------------------------
                                             Name:  Kevin Halter, Jr.
                                             Title: President

    (EXHIBIT C TO EXHIBIT 2. AMENDED & RESTATED AGREEMENT AND PLAN OF MERGER)
             CERTIFICATE OF DESIGNATIONS OF SERIES B PREFERRED STOCK

                              GENERAL DEVICES, INC.
             CERTIFICATE OF DESIGNATIONS OF SERIES B PREFERRED STOCK

          General Devices, Inc., a Delaware company (the "Company"), hereby certifies that the following resolution has been duly adopted by the board of directors of the Company:

          RESOLVED, that pursuant to the authority granted to and vested in the board of directors of the Company (the "Board") by the provisions of the certificate of in Company of the Company, there is created a series of preferred stock, par value $0.0001 per share, and that the voting powers, designation and number of shares thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

     1. Designation and Number; Rank; Prohibited Payments.

          (a) The shares of this series shall be designated as Series B
     Preferred Stock. The number of shares initially constituting the Series B
     Preferred Stock shall be 15,780,160, which number may, subject to any consent right of the holders of any capital stock of the Company, be increased or decreased by the Board; provided, however, that such number may not be decreased below the number of the then outstanding shares of
     Series B Preferred Stock.

          (b) The Series B Preferred Stock shall, with respect to dividend rights and rights upon liquidation, dissolution or winding up, rank:

               (i) junior to all classes and series of any hereafter authorized capital stock of the Company ranking senior (as to dividend rights, redemption rights and rights upon liquidation, dissolution or winding
          up) to the Series B Preferred Stock ("Senior Stock");

               (ii) pari passu with all classes and series of any now or
          hereafter authorized capital stock of the Company ranking on a par (as to dividend rights, redemption rights and rights upon liquidation, dissolution or winding up) with the Series B Preferred Stock ("Parity
          Stock"), including, but not limited to, the Company's Series A
          Preferred Stock (the "Series A Preferred Stock"); and

               (iii) senior to all classes and series of any now or hereafter authorized capital stock of the Company ranking junior (as to dividend rights, redemption rights and rights upon liquidation, dissolution or winding up) to the Series B Preferred Stock, including, without limitation, any class of the Company's common stock, par value $0.0001 per share ("Common Stock") (such classes and series are referred to as
          "Junior Stock").

     2. Dividends.

          (a) The holders of shares of Series B Preferred Stock shall be entitled to receive preferential dividends at an annual rate equal to six percent (6%) per annum times the Original Issue Price (as defined below)
     for each share of Series B Preferred Stock held by such holders, and such dividends shall be payable in cash to the holders of record at the close of business on each March 15 and September 15 of each year. Dividends on shares of the Series B Preferred Stock shall accumulate on a daily basis from the date on which such shares are issued and, to the extent they are not paid in cash when due, shall compound on a semi-annual basis on each
     March 15 and September 15 of each year, whether or not the Company has earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared.

          (b) Upon conversion of any share of Series B Preferred Stock into
     Common Stock pursuant to Section 4, the holder of such Series B Preferred
     Stock shall be entitled to receive payment of all accrued and unpaid dividends thereon, at the option of the holder thereof, (i) in cash or (ii)
     in the form of such number of additional shares of Common Stock equal to
     (x) the amount of such accrued and unpaid dividends, divided by (y) the then applicable Series B Conversion Price.

          (c) In no event may any dividends be paid on the Series B Preferred
     Stock unless, at the time of such payment, any and all dividends then accrued and payable on the shares of any Senior Stock shall have been paid in full. If dividends are paid on the shares of Series B Preferred Stock and shares of Parity Stock in an amount less than the total amount of such dividends at the time accrued and payable on all of such shares, such dividends shall be allocated pro rata (in proportion to the respective amounts due with respect thereto) among all such shares of Series B
     Preferred Stock and shares of Parity Stock at the time outstanding based on the amount of dividends then due with respect to each such share. In no event may any dividends be paid on any Junior Stock unless, at the time of such payment, any and all dividends then accrued and payable on the shares of the Series B Preferred Stock have been paid in full.

     3. Preference on Liquidation.

          (a) Upon the liquidation or dissolution of the Company ("Liquidation
     Event"), the holders of Series B Preferred Stock shall be entitled to receive out of the Company's assets, for each share of Series B Preferred
     Stock outstanding at the time thereof, distributions in the amount of
     $0.31755 (subject to adjustment from time to time as a result of a stock split, stock combination or any other similar event affecting the outstanding number of shares of Series B Preferred Stock) (as adjusted from time to time, the "Original Issue Price") plus an amount equal to all accumulated but unpaid dividends thereon, whether or not declared (the
     Original Issue Price together with such dividends, the "Liquidation
     Preference").

          (b) Distributions of the Company's cash, securities and other assets pursuant to this Section 3 shall be made to the holders of shares of Series
     B Preferred Stock and all other Parity Stock in proportion to the total amounts to which the holders of all shares of Series B Preferred Stock and all other Parity Stock are entitled upon a Liquidation Event.

          (c) No payment or distribution shall be made in respect of any shares of Series B Preferred Stock pursuant to Section 3(a) unless, at the time of such distribution, all amounts due in respect of any shares of Senior Stock have been paid in full.

          (d) No payment or distribution shall be made in respect of any shares of Junior Stock unless, at the time of such distribution, the holders of shares of Series B Preferred Stock shall have received the Liquidation
     Preference with respect to each share.

          (e) Upon the payment in full of all amounts due to a holder of Series
     B Preferred Stock pursuant to this Section 3, such holder shall not be entitled to any further participation in the assets of the Company.

     4. Conversion.

          4.1 Right to Convert.

          (a) Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof upon exercise in accordance with Section
     4.1(b), without the payment of additional consideration, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price by the Series B Conversion Price (as
     defined below) in effect at the time of conversion. The "Series B
     Conversion Price" shall initially be equal to $0.31755. Such initial Series
     B Conversion Price, and the rate at which shares of Series B Preferred
     Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

          (b) A record holder of shares of Series B Preferred Stock may effect the optional conversion thereof in accordance with Section 4.1(a) by making a written demand for such conversion (a "Series B Conversion Demand") upon the Company at its principal executive offices that sets forth (i) the number of shares of Series B Preferred Stock to be converted; and (ii) the proposed date of such conversion, which shall be a Business Day not less than 5 Business Days after the date of such Series B Conversion Demand (the
     "Series B Conversion Date"). The Series B Conversion Demand shall be accompanied by the certificate representing such shares or, if such certificate has been lost or stolen, a lost stock certificate affidavit and indemnification agreement in form and substance satisfactory to the Company and, if the Company shall so request, evidence that such holder shall have posted a bond satisfactory to the Company. As soon as practicable after the
     Series B Conversion Date, the Company shall issue and deliver to such holder a certificate for the number of shares of Common Stock issuable upon such conversion in accordance with the provisions hereof (rounded down to the nearest whole share). Upon surrender of a certificate representing
     Series B Preferred Stock to be converted in part, the Company shall after the Series B Conversion Date issue a certificate representing the number of full shares of Series B Preferred Stock not so converted.

          (c) All outstanding shares of Series B Preferred Stock to be converted pursuant to the Series B Conversion Demand shall, on the Series B
     Conversion Date, be

     converted into Common Stock for all purposes. On and after the Series B
     Conversion Date, (i) no such shares of Series B Preferred Stock shall be deemed to be outstanding or be transferable on the books of the Company or the stock transfer agent, if any, for such shares of Series B Preferred
     Stock, and (ii) the holder of such shares, as such, shall not be entitled to receive any dividends or other distributions, to receive notices or to vote such shares or to exercise or to enjoy any other powers, preferences or rights in respect thereof, other than the right, upon surrender of the certificate representing such shares, to receive a certificate for the number of shares of Common Stock into which such shares shall have been converted.

          4.2 Adjustments to Series B Conversion Price.

          (a) Definitions. For the purposes of this Section 4, the following terms shall have the following meanings ascribed thereto:

               (i) "Additional Shares of Common Stock" shall mean all shares of
          Common Stock issued (or deemed to be issued pursuant to clause (b)
          below) by the Company after the Initial Issuance Date, but shall not include up to 4,211,799 shares of Common Stock issuable upon exercise of options granted by the Company pursuant to a statutory employee option plan approved in accordance with Section 6 below.

               (ii) "Convertible Securities" shall mean any evidences of
          indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding
          Options.

               (iii) "Option" shall mean rights, options or warrants to
          subscribe for, purchase or otherwise acquire Common Stock or
          Convertible Securities, but shall not include options to purchase up to 4,211,799 shares of Common Stock granted by the Company pursuant to a statutory employee option plan approved in accordance with Section 6 below.

          (b) Deemed Issue of Additional Shares of Common Stock.

               (i) If the Company at any time or from time to time after the date of the initial issuance of shares of Series B Preferred Stock
          (the "Initial Issuance Date") shall issue any Options or Convertible
          Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or
          Convertible Securities, then the maximum number of shares of Common
          Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

               (ii) If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Series B Conversion
          Price pursuant to the terms of Section 4.2(c) below, are revised
          (either automatically pursuant to the provisions contained therein or as a result of an amendment to such terms) to provide for either (1)
          any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Company upon such exercise, conversion or exchange, then, effective upon such increase or decrease becoming effective, the Series B Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such
          Series B Conversion Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no adjustment pursuant to this clause (ii) shall have the effect of increasing the
          Series B Conversion Price to an amount which exceeds the lower of (i)
          the Series B Conversion Price on the original adjustment date, or (ii)
          the Series B Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

               (iii) If the terms of any Option or Convertible Security, the issuance of which did not result in an adjustment to the Series B
          Conversion Price pursuant to the terms of Section 4.2(c) below (either because the consideration per share of the Additional Shares of Common
          Stock subject thereto was equal to or greater than the Series B
          Conversion Price then in effect, or because such Option or Convertible
          Security was issued before the Initial Issuance Date), are revised after the Initial Issuance Date (either automatically pursuant to the provisions contained therein or as a result of an amendment to such terms) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or
          (2) any increase or decrease in the consideration payable to the
          Company upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended, and the Additional Shares of
          Common Stock subject thereto shall be deemed to have been issued effective upon such increase or decrease becoming effective.

               (iv) Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security which resulted
          (either upon its original issuance or upon a revision of its terms) in an adjustment to the Series B Conversion Price pursuant to the terms of Section 4.2(c) below, the Series B Conversion Price shall be readjusted to such Series B Conversion Price as would have obtained had such Option or Convertible Security never been issued.

          (c) Adjustment of Series B Conversion Price Upon Issuance of
     Additional Shares of Common Stock. In the event the Company shall at any time after the Initial Issuance Date issue Additional Shares of Common
     Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 4.2(b)), without consideration or

     for a consideration per share less than the applicable Series B Conversion
     Price in effect immediately prior to such issue, then the Series B
     Conversion Price shall be reduced, concurrently with such issue, to a price
     (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

                        CP(2) = CP(1) * (A + B) / (A + C)

          For purposes of the foregoing formula, the following definitions shall apply:

               (A)  "CP(2)" shall mean the Series B Conversion Price in effect immediately after such issue of Additional Shares of Common
                    Stock;

               (B)  "CP(1)" shall mean the Series B Conversion Price in effect immediately prior to such issue of Additional Shares of
                    Common Stock;

               (C)  "A" shall mean the number of shares of Common Stock
                    outstanding and deemed outstanding immediately prior to such issue of Additional Shares of Common Stock (treating for
                    this purpose as outstanding all shares of Common Stock
                    issuable upon exercise of Options outstanding immediately
                    prior to such issue or upon conversion of Convertible
                    Securities (including the Series B Preferred Stock)
                    outstanding immediately prior to such issue);

               (D)  "B" shall mean the number of shares of Common Stock that would have been issued if such Additional Shares of Common
                    Stock had been issued at a price per share equal to CP(1)
                    (determined by dividing the aggregate consideration received by the Company in respect of such issue by CP(1)); and

               (E)  "C" shall mean the number of such Additional Shares of
                    Common Stock issued in such transaction.

          (d) Determination of Consideration. For purposes of this Section 4.2, the consideration received by the Company for the issue of any Additional
     Shares of Common Stock shall be computed as follows:

               (i) Cash and Property: Such consideration shall:

                    (A)  insofar as it consists of cash, be computed at the
                         aggregate amount of cash received by the Company,
                         excluding amounts paid or payable for accrued interest;

                    (B)  insofar as it consists of property other than cash, be computed at the fair market value thereof at the time
                         of such issue, as determined in good faith by the
                         Board; and

                    (C)  in the event Additional Shares of Common Stock are
                         issued together with other shares or securities or
                         other assets of the Company for consideration which
                         covers both, be the proportion of such consideration so
                         received, computed as provided in clauses (I) and (II)
                         above, as determined in good faith by the Board.

               (ii) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock
          deemed to have been issued pursuant to Section 4.2(b), relating to
          Options and Convertible Securities, shall be determined by dividing:

                    (A) the total amount, if any, received or receivable by the
               Company as consideration for the issue of such Options or
               Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments
               relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration)
               payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such
               Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                    (B) the maximum number of shares of Common Stock (as set
               forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the
               conversion or exchange of such Convertible Securities.

          (e) Multiple Closing Dates. In the event the Company shall issue on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Series B Conversion Price pursuant to the terms of
     Section 4.2(c) above then, upon the final such issuance, the Series B
     Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without additional giving effect to any adjustments as a result of any subsequent issuances within such period).

          (f) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the Initial Issuance Date effect a subdivision of the outstanding Common Stock without a comparable subdivision of the Series B Preferred Stock or combine the outstanding shares of Series B Preferred Stock without a comparable combination of the
     Common Stock, the Series B Conversion Price in effect immediately before that subdivision or combination shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Company shall at any time or from time to time

     after the Initial Issuance Date combine the outstanding shares of Common
     Stock without a comparable combination of the Series B Preferred Stock or effect a subdivision of the outstanding shares of Series B Preferred Stock without a comparable subdivision of the Common Stock, the Series B
     Conversion Price in effect immediately before the combination or subdivision shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

          4.3 Adjustment for Certain Dividends and Distributions. In the event the Company at any time or from time to time after the Initial Issuance
     Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Common Stock in additional shares of Common
     Stock, then and in each such event the Series B Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series B
     Conversion Price then in effect by a fraction:

                    (a) the numerator of which shall be the total number of
               shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                    (b) the denominator of which shall be the total number of
               shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

     provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series B Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series B Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions; and
     provided further, however, that no such adjustment shall be made if the holders of Series B Preferred Stock simultaneously receive (i) a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series B Preferred Stock had been converted into
     Common Stock on the date of such event or (ii) a dividend or other distribution of shares of Series B Preferred Stock which are convertible, as of the date of such event, into such number of shares of Common Stock as is equal to the number of additional shares of Common Stock being issued with respect to each share of Common Stock in such dividend or distribution.

          4.4 Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Initial Issuance
     Date shall make or issue, or fix a record date for the determination of holders of capital stock of the

     Company entitled to receive, a dividend or other distribution payable in securities of the Company (other than a distribution of shares of Common
     Stock in respect of outstanding shares of Common Stock) or in other property, then and in each such event the holders of Series B Preferred
     Stock shall receive, simultaneously with the distribution to the holders of such capital stock, a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding shares of Series B
     Preferred Stock had been converted into Common Stock on the date of such event.

          4.5 Adjustment for Merger or Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Common Stock (but not the Series
     B Preferred Stock) is converted into or exchanged for securities, cash or other property (other than a transaction covered by Sections 4.3 or 4.4), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series B Preferred
     Stock shall thereafter be convertible in lieu of the Common Stock into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Company issuable upon conversion of one share of
     Series B Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions in this Section 4 with respect to the rights and interests thereafter of the holders of the Series B
     Preferred Stock, to the end that the provisions set forth in this Section 4
     (including provisions with respect to changes in and other adjustments of the Series B Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series B Preferred Stock.

          4.6 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series B Conversion Price pursuant to this Section 4, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than 10 days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Series B Preferred Stock is convertible) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of any holder of Series B
     Preferred Stock (but in any event not later than 10 days thereafter), furnish or cause to be furnished to such holder a certificate setting forth
     (i) the Series B Conversion Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of Series B
     Preferred Stock.

          4.7 Notice of Record Date. In the event:

          (a) the Company shall take a record of the holders of its Common Stock
     (or other stock or securities at the time issuable upon conversion of the
     Series B Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, or any Deemed Liquidation Event; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

     then, and in each such case, the Company will send or cause to be sent to the holders of the Series B Preferred Stock a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or
     (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time issuable upon the conversion of the Series B Preferred Stock)
     shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Series B Preferred Stock and the Common Stock. Such notice shall be sent at least 10 days prior to the record date or effective date for the event specified in such notice. Any notice required by the provisions hereof to be given to a holder of shares of Preferred Stock shall be deemed sent to such holder if deposited in the
     United States mail, postage prepaid, and addressed to such holder at his, her or its address appearing on the books of the Company.

          4.8 Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any shares of
     Series B Preferred Stock. Any fractional interest in a share of Common
     Stock resulting from conversion of one or more shares of Series B Preferred
     Stock shall be paid in cash (computed to the nearest cent) equal to such fraction equal to the fair market value of a share of Common Stock as of the date of such conversion, as reasonably determined by the Company.

          4.9 Reserved Common Stock. The Company will at all times when any shares of Series B Preferred Stock are outstanding, reserve and keep available out of its authorized but unissued stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock

          4.10 Provisional Conversion at the Option of the Corporation.

          (a) The Company may, at its option, cause the conversion of all, but not less than all, of the shares of the Series B Preferred Stock then outstanding into such number

     of fully paid and nonassessable shares of Common Stock, per share of Series
     B Preferred Stock so converted, as is determined by dividing the Original
     Issue Price by the Series B Conversion Price in effect at the time of conversion, if (x) the Closing Price (as defined below) of the Common Stock has exceeded 400% of the then effective Series B Conversion Price for at least 20 Trading Days (as defined below) within a period of 30 consecutive
     Trading Days ending on the Trading Day prior to the date on which the
     Company notifies the holders of the Series B Preferred Stock (pursuant to
     Section 4.10(b) below) that it is exercising its option to cause the conversion of the Series B Preferred Stock pursuant to this Section 4.10
     (the "Provisional Conversion Notice Date") and (y) the actual average daily trading volume of the Common Stock, on the Over-The-Counter Bulletin Board
     or any other stock quotation system or exchange upon which the Common Stock is listed, during the 30 consecutive Trading Day period referred to in clause (x) above is at least 100,000 shares of Common Stock (subject to adjustment from time to time as a result of a stock split, stock combination or any other similar event affecting the outstanding number of shares of Common Stock).

          (b) In order for the Company to exercise its rights to cause the conversion of all of the Series B Preferred Stock pursuant to this Section
     4.10, a written notice (the "Provisional Conversion Notice") shall be sent by or on behalf of the Company, by first class mail, postage prepaid, to the holders of record of the Series B Preferred Stock as they appear on the stock register of the Company on the Provisional Conversion Notice Date
     notifying such holders of the election of the Company to cause the conversion of all of the Series B Preferred Stock and of the Provisional
     Conversion Date (as defined below), which date shall not be less than 5 days nor be more than 10 days after the Provisional Conversion Notice Date.

          (c) If a Provisional Conversion Notice shall have been given as hereinbefore provided, then each holder of the Series B Preferred Stock shall be entitled to all preferences and relative, participating, optional and other special rights accorded by this certificate until and including the Provisional Conversion Date. From and after the Provisional Conversion
     Date, upon delivery by the Company of the Common Stock issuable upon conversion of the Series B Preferred Stock, together with payment in full of all accrued and unpaid dividends thereon as provided in Section 2(b), the Series B Preferred Stock shall no longer be deemed to be outstanding, and all rights of the holders of such Series B Preferred Stock (in their capacity as holders of Series B Preferred Stock) shall cease and terminate.

          (d) For purpose of this Section 4.10, following definitions shall apply:

               (i) "Closing Price" means, on any date of determination, the closing price (or, if no closing price is reported, the last reported sale price) per share reported by the Over-The-Counter Bulletin Board or any other stock quotation system or exchange upon which the Common
          Stock is listed.

               (ii) "Provisional Conversion Date" means the date fixed for conversion of shares of Series B Preferred Stock pursuant to this
          Section 4.10.

               (iii) "Trading Day" means a day on which the Common Stock (i) is not suspended from trading on the Over-The-Counter Bulletin Board or any other stock quotation system or exchange upon which the Common
          Stock is listed and (ii) has traded at least once on the
          Over-The-Counter Bulletin Board or any other stock quotation system or exchange upon which the Common Stock is listed.

     5. Reacquired Shares. Any shares of Series B Preferred Stock converted, exchanged, redeemed, purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares of Series B Preferred Stock shall upon their cancellation become authorized but unissued shares of the Company's preferred stock, par value $0.0001 per share, and, upon the filing of an appropriate
Certificate of Designation with the Secretary of State of the State of Delaware, may be reissued as part of another class or series of the Company's preferred stock, par value $0.0001 per share, including, without limitation, Series B
Preferred Stock, all subject to the conditions or restrictions on issuance set forth herein.

     6. Voting Rights.

          (a) Each share of Series B Preferred Stock shall entitle the holder thereof to vote, in person, by proxy or at a special or annual meeting of the stockholders of the Company, on all matters voted on by holders of Common Stock, voting together as a single class with the holders of the Common Stock and all other shares entitled to vote thereon as a single class with the Common Stock.
With respect to any such matters as to which holders of the Series B Preferred
Stock shall be entitled to vote, each issued and outstanding share of Series B
Preferred Stock shall entitle the holder thereof to cast that number of votes per share as is equal to the number of shares of Common Stock issuable upon conversion thereof.

          (b) The Company shall not, without the prior affirmative vote or written consent of the Requisite Preferred Majority (as defined below):

               (i) adversely alter or change, or engage in any action that would result in any adverse alteration of or change to, the rights, preferences or privileges of the Series A Preferred Stock or the
          Series B Preferred Stock;

               (ii) increase the authorized number of shares of the Series A
          Preferred Stock or the Series B Preferred Stock;

               (iii) create, authorize, sell or issue any new class or series of the Company's capital stock or any bonds, notes or other obligations convertible into, exchangeable for or having option rights to purchase shares of such new class or series or reclassify any class or series of the Company's capital stock;

               (iv) increase the authorized number of members of the Board;

               (v) amend or repeal any provision of, or add any provision to, the Company's certificate of incorporation, certificates of designations or bylaws (in any such case, whether by merger, consolidation or otherwise) in a manner that

          adversely affects the rights of the Series A Preferred Stock, the
          Series B Preferred Stock or the holders thereof;

               (vi) pay or set aside funds for the payment of any dividends or make any distributions on any of the Company's capital stock (other than the Series A Preferred Stock or the Series B Preferred Stock);

               (vii) engage, or permit any of its subsidiaries to engage, in any transaction with an affiliate of the Company or any of its subsidiaries, or an affiliate of any such person;

               (viii) make, or permit any of its subsidiaries to make, any material change, directly or indirectly, in the nature of the
          Company's or such subsidiary's business;

               (ix) incur or become liable for, or permit any of its
          subsidiaries to incur or become liable for, through guarantees or otherwise, directly or indirectly, any indebtedness in excess of $5 million in the aggregate at any one time outstanding (calculated on a consolidated basis for the Company and its subsidiaries);

               (x) for so long as the outstanding shares of Series A Preferred
          Stock and Series B Preferred Stock shall collectively represent 5% of the outstanding shares of capital stock of the Company or any successor entity thereto (calculated on a fully diluted basis), engage, or permit any of its subsidiaries to engage, in any merger, consolidation, acquisition, recapitalization, joint venture or partnership;

               (xi) directly or indirectly dispose of all of the equity
          interests in any of its direct or indirect subsidiaries or directly or indirectly dispose of all or substantially all of the assets of the
          Company or any of its direct or indirect subsidiaries;

               (xii) authorize, approve or implement any employee option plan or similar employee equity program (it being understood that (x) the
          Company contemplates authorizing a 2005 Management Stock Option Plan providing for the issuance of options for up to 4,211,799 shares of
          Common Stock and (y) the Requisite Preferred Majority shall have the right to approve the form and substance of such 2005 Management Stock
          Option Plan pursuant to this clause (xii));

               (xiii) permit any of its subsidiaries to issue any of its capital stock or other equity securities to any person or entity other than the Company or any of the Company's wholly-owned subsidiaries or otherwise engage in any transaction, or permit any of its subsidiaries to engage in any transaction, which results in the Company ceasing to directly or indirectly own 100% of the issued and outstanding capital stock and other equity securities of Aduromed Corporation or any other direct or indirect subsidiary of the Company; or

               (xiv) enter into, or permit any of its subsidiaries to enter into, any contract or other agreement to consummate any of the foregoing.

          (c) For the purposes hereof, the term "Requisite Preferred Majority"
shall mean the holders of more than 50% of the outstanding shares of Series A
Preferred Stock and Series B Preferred Stock, voting together as a single class on an as-converted basis.

     7. No Impairment. The Company will not, through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions hereunder and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights and liquidation preferences granted hereunder of the holders of the Series B Preferred Stock against impairment.

          The Company has caused this Certificate of Designations to be signed as of this 23rd day of Janaury, 2006.

                                        GENERAL DEVICES, INC.

                                        By: /s/ Kevin Halter, Jr.
                                            ------------------------------------
                                        Name: Kevin Halter, Jr.
                                        Title: President